                                 SCHEDULE 14A

                                (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          THE PATHWAYS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            THE PATHWAYS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 11, 2000

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE PATHWAYS GROUP, INC., a Delaware corporation, will be held at the Fountain Grove Inn, 101 Fountain Grove Parkway, Santa Rosa, California 95403 (www.fountaingroveinn.com), on Tuesday, July 11, 2000, at 9:00 A.M., Pacific Daylight Time, for the following purposes:

                  1. To elect two directors to serve for a term of three years and until their successors are elected and qualified;

                  2. To consider and vote upon a proposal to approve the Company's 2000 Employee Stock Purchase Plan;

                  3. To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Stock Incentive Plan to increase the total number of shares of the Company's Common Stock that may issued under such Plan by 500,000;

                  4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants; and

                  5. To transact such other business as may be properly brought before the meeting and all adjournments thereof.

                  Only stockholders of record at the close of business on June 9, 2000, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                  THE BOARD OF DIRECTORS OF THE PATHWAYS GROUP, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY YOU HAVE SENT IN AND VOTE YOUR STOCK PERSONALLY.


                                       By Order of the Board of Directors,

Woodinville, Washington                           EDWARD L. MUELLER
June 16, 2000                                          Secretary

                            THE PATHWAYS GROUP, INC.

                                 PROXY STATEMENT

                  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Pathways Group, Inc., a Delaware corporation ("we," "us" or the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Fountain Grove Inn, 101 Fountain Grove Parkway, Santa Rosa, California 95403 (www.fountaingroveinn.com) on Tuesday, July 11, 2000 at 9:00 A.M., Pacific Daylight Time, or at any adjournment or adjournments thereof. Only stockholders of record at the close of business on June 9, 2000, shall be entitled to notice of, and to vote at, the meeting. We will vote your shares that are represented by duly executed proxies received by us in the manner you indicate on the enclosed proxy card and, in the absence of specific instructions, we will vote your shares as follows:

         - FOR the election as directors of the persons who have been nominated by the Board of Directors

         -        FOR the approval of the Company's 2000 Employee Stock Purchase
                  Plan

         - FOR the approval of the amendment to Company's Amended and Restated Stock Incentive Plan

         - FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants, and

         - Otherwise in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the meeting.

                  We are sending this proxy statement and the accompanying proxy on or about June 16, 2000, to stockholders entitled to vote at the 2000 Annual Meeting of Stockholders.

                  At this time, we know of no other such matters that will be presented for consideration at the Annual Meeting. The execution of a proxy will in no way affect your right to attend the Annual Meeting and to vote in person. You may revoke any proxy that you sign and return in response to this Proxy Statement at any time except as to any matter or matters upon which, prior to the time you revoke your proxy, a vote shall have been cast pursuant to the authority conferred by you in such proxy.

                  The election of directors requires a plurality of the votes cast. Each of the proposals to adopt the 2000 Employee Stock Purchase Plan and the amendment to the Amended and Restated Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting on each such proposal. The ratification of independent accountants requires the affirmative vote of a majority of the votes cast thereon. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "for" or "against" are included. If you mark your proxy to withhold authority to vote or if you hold certain shares in street or nominee name and your broker or nominee does not have discretionary authority to vote those shares and you have not advised your broker or nominee how to vote those shares, those shares will be counted only to determine the existence of a quorum at the Annual Meeting.

                  We will bear the cost of solicitation of the Company proxies. In addition to the use of the mails, we may solicit proxies by telephone, telecopier and personal interview by our officers, directors and employees. However, all proxies granted by you in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

                  We will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. Our executive offices are located at 14201 NE 200th Street, Woodinville, Washington 98072. Our telephone number is (425) 483-3411.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

                  Only stockholders of record at the close of business on June 9, 2000, will be entitled to vote at the Annual Meeting of Stockholders and any adjournment of the meeting. At the close of business on June 9, 2000, there were outstanding 15,821,762 shares of Common Stock, $.01 par value, of the Company. Each of such shares is entitled to one vote. Holders of the Company's Series A Preferred Stock are also entitled to vote at the Annual Meeting. Each share of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock issuable upon the exercise of warrants issued with respect to each share of Series A Preferred Stock. At the close of business on June 9, 2000, there are 300,000 shares of Series A Preferred Stock outstanding and the number of shares of Common Stock issuable upon the exercise of warrants issued with respect to each share of Series A Preferred Stock is 1,250,000. We also have shares of Series B Preferred Stock issued and outstanding, but these shares do not have any voting rights except in certain limited instances. Consequently, there are an aggregate of 17,071,762 eligible votes for the Company's Common Stock.

                  To our knowledge, as of June 9, 2000, no person beneficially owned more than five percent of the outstanding shares of Common Stock of the Company except as set forth in the table below. Each named person beneficially owned, as of the dates set forth below, the number of shares of Common Stock listed opposite its name, and, unless otherwise noted below, each such person had sole voting and investment power over such shares.


NAME AND ADDRESS                                     NUMBER OF                  PERCENTAGE
OF BENEFICIAL OWNER                                  SHARES OWNED               OF CLASS
-------------------                                  ------------               --------
Allen & Company Incorporated  (1)                    2,780,932 (2)              17.6%
      711 Fifth Avenue
      New York, New York 10022

Deferred Compensation Trust for                      1,876,978 (3)              11.9%
      Carey F. Daly, II
      1221 North Dutton Avenue
      Santa Rosa, California 95401

Joseph A. Jolson                                     1,156,565 (4)               7.3%
Jolson Merchant Partners Group LLC
Joseph A. Jolson 1991 Trust
JMP Asset Management LLC
Mitchum Jones & Templeton Group, Inc.
Mitchum Jones & Templeton, Inc.
Harvest Opportunity Partners I, LLC
Harvest Opportunity Partners II, LLC
      One Embarcadero Center, Suite 2150
      San Francisco, California 94111

Creditinstalt AG                                     806,600                    5.1%
      Schottengasse 6
      1010 Vienna Austria


--------------------------------

(1) Allen & Company Incorporated, a New York corporation, is wholly-owned by Allen Holding Inc., a Delaware corporation of which members of the Allen family are beneficial owners of a majority of the shares. The remaining shares of Allen Holding Inc. are owned by officers of Allen actively involved in its business.

(2) Excludes approximately 1,578,000 additional shares owned by persons affiliated with Allen & Company Incorporated.

(3) Mr. Daly, President, Chief Executive Officer and Chairman of the Company, has no voting power over or power to dispose of the shares held in the trust. Mr. Edward L. Mueller, General Counsel and Secretary to the Company, is the trustee.

(4) Jolson Merchant Partners Group LLC ("JMP Group"), of which Mr. Jolson is the manager, holds 20,000 shares of the Company's Common Stock. Mitchum Jones & Templeton Group, Inc. ("MJT Group"), of which JMP Group is the sole shareholder, holds 4,500 shares of Common Stock and immediately exercisable warrants to acquire 150,000 shares of Common Stock. Mitchum Jones & Templeton, Inc., of which MJT Group is the sole shareholder, holds 18,765 shares of Common Stock. Mr. Okun, a director of the Company, is a principal of MJT Group and Mitchum Jones & Templeton, Inc. The Joseph A. Jolson 1991 Trust holds 32,000 shares of the Company's Common Stock and immediately exercisable warrants to acquire 104,167 shares of Common Stock. Harvest Opportunity Partners I, LLC ("Harvest I"), holds immediately exercisable warrants to acquire 833,333 shares of Common Stock. Harvest Opportunity Partners II, LLC ("Harvest II") holds 31,300 shares of Common Stock. JMP Asset Management LLC, of which JMP Group is the sole member, is the manager of both Harvest I and Harvest II.

                  The following table sets forth information as to the Common Stock of the Company beneficially owned as of June 9, 2000, by each director, nominee for director, each person named in the Summary Compensation Table under Executive Compensation, and by all directors and executive officers as a group:


                                                               AMOUNT AND
                                                                NATURE OF             PERCENT OF
                                                               BENEFICIAL               COMMON
               NAME OF BENEFICIAL OWNER                         OWNERSHIP               STOCK
Carey F. Daly, II.....................................            693,639  (1)           4.32%

Robert E. Boeck.......................................                  0  (2)               *

Charles W. Dunn.......................................                  0  (3)               *

Robert J. Fishman.....................................                  0  (4)               *

Robert W. Haller......................................             67,093  (5)               *

Christopher R. Miller.................................                  0  (6)               *

Glenn A. Okun.........................................            514,636  (7)           3.23%

Mark T. Schuur........................................             35,000  (8)               *

Monte P. Strohl.......................................             70,333  (9)               *

Linda S. Wing.........................................             3,333  (10)               *

All directors and executive officers
as a group............................................         1,384,034  (11)           8.62%


----------------
*     Less than 1%.

(1) Includes options to acquire 207,667 shares, which options are currently exercisable. Excludes (a) 119,000 shares owned by Mr. Daly's wife, (b) options to acquire 215,333 shares, which options are not currently exercisable and (c) 1,876,978 shares held in the Deferred Compensation Trust for Carey F. Daly, II, over which Mr. Daly has no power to vote or dispose.

(2) Excludes options to acquire 100,000 options, which options are not currently exercisable.

(3) Excludes options to acquire 100,000 options, which options are not currently exercisable.

(4) Excludes options to acquire 10,000 shares, which options are not currently exercisable.

(5) Includes options to acquire 18,460 shares, which options are currently exercisable. Excludes options to acquire 107,374 shares, which options are not currently exercisable.

(6) Excludes options to acquire 100,000 shares, which are not currently exercisable.

(7)      Includes (a) 75,000 shares owned by Mr. Okun jointly with his wife and
         (b) options to acquire 3,333 shares which options are currently exercisable. Excludes (a) 149,955 shares held in an account of a client of Mr. Okun, with respect to which Mr. Okun has the power to vote and discretion to dispose, but as to which Mr. Okun disclaims beneficial ownership, (b) options to acquire 6,667 shares, which options are not currently exercisable and (c) 173,265 shares, which shares are held by Mitchum Jones & Templeton Group, Inc. and Mitchum Jones & Templeton, Inc., of which Mr. Okun is a principal, and of which shares Mr. Okun disclaims beneficial ownership.

(8) Includes options to acquire 6,666 shares, which options are not currently exercisable.

(9) Includes options to acquire 3,333 shares, which options are currently exercisable. Excludes (a) options to acquire 106,667 shares, which options are not currently exercisable and (b) Mr. Strohl's right to receive 816,000 shares of Common Stock in connection with the Company's acquisition of the outstanding capital stock of MS Digital, Inc. from Mr. Strohl and two other persons, which shares have not yet been issued. SEE TRANSACTIONS WITH MANAGEMENT, below, on page 12.

(10) Includes options to acquire 3,333 shares, which options are currently exercisable. Excludes options to acquire 6,667 shares, which options are not currently exercisable.

(11) Includes 242,792 shares issuable upon exercise of currently exercisable options, over which executive officers and directors exercise sole voting power.

                  For the purpose of the foregoing table, each of the directors and executive officers is deemed to be the beneficial owner of shares that may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by any other person.

                  Each of the persons named in the above table as beneficially owning the shares set forth opposite his or her name has sole voting power (as to outstanding shares) and sole investment power over such shares, except as otherwise indicated.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                  Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Linda S. Wing and Robert E. Boeck, who have been nominated by the Board of Directors as directors to serve until the Annual Meeting of Stockholders in 2003 and until their successors are elected and qualified. Each of the nominees is now a director of the Company. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the meeting.

                  Our Bylaws provide that the Board of Directors be separated into three classes and that the terms of each class be staggered. The staggered Board structure provides that each class contains the same number of directors; if the directors cannot be separated into three classes of equal number, then the directors are allocated among the three classes in such a way that the number of directors in any one class does not differ by more than one from the number of directors in any other class.

                  In February 2000 the Board of Directors increased the size of the Board to nine persons by adding four new seats on the Board of Directors. The Board elected Messrs. Boeck, Dunn, Fishman and Haller to fill the vacancies.

                  Mr. Schuur advised the Company in June 2000 that he will not be serving as a Director beyond the expiration of his current term at this year's Annual Meeting in order that he may pursue other business interests; hence, there is a vacancy in this year's class of directors nominated for election. The Board is currently considering several viable candidates and believes that it will be able to fill the vacancy with an appropriate person in the near future.

                  The table below sets forth the names of, and certain information concerning, the nominees and the other directors:


                                                                   YEAR FIRST
                                                                   BECAME
NAME                                                      AGE      DIRECTOR         POSITIONS HELD
----                                                      ---      --------         --------------
Nominees to serve until
Annual Meeting of Stockholders in 2003:

LINDA S. WING (a) (b)...............................      55         1998           Director

ROBERT E. BOECK.....................................      53         2000           Director, Senior Vice
                                                                                    President, Finance

Continuing Directors to serve until
Annual Meeting of Stockholders in 2001:

GLENN A. OKUN.......................................      37         1996           Director

MONTE P. STROHL.....................................      48         1998           Director

ROBERT W HALLER.....................................      45         2000           Director, Executive
                                                                                    Vice President

Continuing Directors to serve until
Annual Meeting of Stockholders in 2002:

CAREY F. DALY, II...................................      56         1993           Director, President
                                                                                    and Chief Executive
                                                                                    Officer

CHARLES W. DUNN.....................................      63         2000           Director, Senior Vice
                                                                                    President, Treasurer

ROBERT J. FISHMAN (a) (b)...........................      53         2000           Director


--------------------
(a)   Member of the Audit Committee
(b)   Member of the Compensation Committee

                  BIOGRAPHICAL SUMMARIES OF OFFICERS AND DIRECTORs

                  CAREY F. DALY, II is the President and Chief Executive Officer of the Company, the Chairman of the Board of Directors and a Director of the Company. Mr. Daly founded The Pathways Group, Inc. in October 1993. Mr. Daly is also President of Pathways International, Ltd. and SPRINTICKET, Inc. Mr. Daly has over 30 years of computer operating system, computer programming and design experience. From 1968 to 1969, Mr. Daly served as an internal auditor and Director of Financial Planning for American Standard in Baltimore, Maryland. He also worked for major computer companies as a systems engineer in Baltimore from 1970 through 1973. He received an LLB degree in business law from LaSalle University in 1974 and a BS degree in accounting as well as an AA in computer science from Baltimore Business College in 1968.

                  Mr. Daly is the software engineering designer of the SPRINTICKET product line, the Pathways Medical smart card system, the Pathways E-Teller Transaction Processing System as well as several other commercial software systems.

                  ROBERT E. BOECK is the Senior Vice President, Finance, and a Director of the Company. Mr. Boeck joined the Company in February 2000. Mr. Boeck was financial actuary for Canada Life Assurance Company from December 1998 to February 2000. From February 1996 to December 1998, he was a consulting actuary for KPMG. Mr. Boeck had his own actuarial consulting practice from January 1995 to February 1996. Mr. Boeck earned a B.S. in Mathematics from University of Nebraska and is also a Fellow of the Society of Actuaries.

                  CHARLES W. DUNN is the Senior Vice President, Treasurer, and Director of the Company. Mr. Dunn joined the Company in February 2000. Previously, Mr. Dunn was associated with Merchants Group International, a merchant banking group located in San Francisco, from October 1998 until he joined the Company. During this time he served as interim Chief Financial Officer of several clients companies, including Parthenon, LP a broker/dealer firm, Pericles, LP, a hedge fund, and FurnitureOnline.com. Earlier, Mr. Dunn was President and Chief Executive Officer of IntegriSoft, Inc. and Advanced Software Automation, Inc., its predecessor, two companies developing software testing tools for embedded systems, and President and Chief Executive Officer of their investment company parent, having started in 1992. Mr. Dunn received a MBA from University of California at Berkeley, and a Ph.D. in economics from the University of Paris (Sorbonne).

                  ROBERT J. FISHMAN was elected as a Director of the Company in February 2000. Mr. Fishman has been President and Chief Executive Officer of Fishman Enterprises since April 1999. From May 1998 through March 1999, he was Vice President of Airport Services, Hawaiian Airlines, Inc. Mr. Fishman was Managing Director for the City and County of Honolulu from October 1994 through June 1998.

                  ROBERT W. HALLER is the Executive Vice President of the Company, and since February 2000, has also served as a Director of the Company. Mr. Haller joined SPRINTICKET, Inc. as the Sales Manager in November 1991. Previously, he was Sales Manager of QT, Inc. Mr. Haller served as Senior Vice President, Marketing and Sales of the company since 1996, and became Executive Vice President in December 1997. Mr. Haller has played a significant role in the development of the Company's marketing plans and products. Mr. Haller received a BS in human biology from the University of Washington in 1977.

                  CHRISTOPHER R. MILLER is Senior Vice President of Business Development. Mr. Miller joined the Company in November 1999. He was managing partner at the law firm of Miller Culver & Maillard from 1987 to 1999, and served as of-counsel at Lanahan & Reilley, also a law firm, from February 1999 to October 1999. During this time, Mr. Miller's legal practice focused on general corporate and business law, business litigation, intellectual property licensing and international contract negotiation and drafting. Mr. Miller received his B.A. in Philosophy/Psychology from Sonoma State University in 1971 and a J.D. from the University of San Francisco School of Law in 1975. Mr. Miller is 55 years old.

                  GLENN A. OKUN has been a Director of the Company since the fourth quarter of 1996. Mr. Okun became the Chairman and Chief Executive Officer of Mitchum Jones & Templeton, Inc., an investment banking firm, in April 1998, and became a managing director of Jolson Merchant Partners LLC, an investment management firm, in 1999. Mr. Okun has served as a director for Farlake Plc, also an investment management firm, since April 1998. For more than five years prior to April 1998, Mr. Okun was a director and Vice President of Allen & Company Incorporated, an investment banking firm that acted as a financial advisor to the Company from May 1995 to May 1999. Mr. Okun received a MBA and a LLB from Harvard University in 1989.

                  MARK T. SCHUUR is a Director of the Company, but will not be serving as a Director beyond the expiration of his current term at this year's Annual Meeting of Stockholders. Mr. Schuur served as Senior Vice President and Chief Financial Officer of the Company from September 1996 through March 2000. From May 1992 through September 1996, Mr. Schuur served as Chief Financial Officer, Treasurer and a director of Pizza Blends Inc., Western Blending Inc. and Flavor Blends Inc., affiliated privately-held food manufacturers based in Bellevue, Washington; Mr. Schuur presently serves as a director for those companies. Prior to that, Mr. Schuur was a General Practice Manager at Coopers & Lybrand in Seattle, Washington. Mr. Schuur received his BA degree in business administration (accounting emphasis) from the University of Washington in 1983.

                  MONTE P. STROHL has been a Director of the Company since June 1998 and has been serving as Senior Vice President of Sales and Marketing since November 1999. Mr. Strohl is currently the president of MS Digital, which he founded in 1994 and has acted as President and Chief Executive Officer since that time. The Company agreed to acquire MS

Digital in a stock-for-stock transaction in April 2000; see TRANSACTIONS WITH MANAGEMENT on page 12. MS Digital is a company specializing primarily in corporate communication and cable broadcasting. MS Digital provides hardware and software solutions to companies wishing to communicate over cable television (public or internal), or intranets. MS Digital's clients include universities, municipalities and Fortune 500 companies. Before founding MS Digital, Mr. Strohl worked as Vice President of sales for OMNI International, which sold video production solutions internationally. Mr. Strohl is one of the original founders of Pathways International, Ltd., the predecessor corporation of the Company.

                  LINDA WING has been a Director of the Company since June 1998. Since 1993, she has served as President and Chief Executive Officer of Human Systems Design, an organizational development firm that assists management of companies in developing their strategic planning. Ms. Wing currently teaches a course in strategic management at Metro State University in Minneapolis, Minnesota. She is also an editor of the journal "Empowerment in Organization," which is published by MCB University Press. She holds a masters of business administration from the University of St. Thomas and several undergraduate degrees from Mankato State University in finance and industrial relations. Ms. Wing has obtained a doctorate in organizational theory from the Fielding Institute in Santa Barbara, California.

                  None of the directors has any family relationship with any other director or with any executive officer of the Company, except for Mr. Boeck, who is Mr. Daly's brother-in-law.

                  The Company has no reason to believe that the nominees will be unable or unwilling to serve as directors, if elected. If, however, the nominees should decline or be unable to act as directors, the shares represented by the enclosed proxy will be voted for such other person or persons as may be nominated by the Board of Directors.

                  COMMITTEES AND MEETINGS

                  The Board of Directors has standing Audit and Compensation Committees.

                  The Audit Committee reviews the proposed scope of audit and non-audit services and the fees proposed to be charged for such services, reviews the reports and receives comments and recommendations from the Company's internal audit function and the Company's independent accountants following completion of the annual audit, and reviews with such accountants and management the Company's accounting policies and the adequacy of the Company's internal accounting controls. The Audit Committee also deals with special matters relating to the Company's accounting practices and financial statements brought to its attention by the Company's internal auditors, management or independent accountants. The Company formed the Audit Committee in September 1998 and met five times during the 1999 fiscal year and acted only by unanimous approval.

                  The Compensation Committee addresses executive compensation issues generally. The Compensation Committee met four times during the 1999 fiscal year and acted only by unanimous approval.

                  The Board of Directors held five meetings during 1999. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors and of all committees of the Board on which he or she served.

                  COMPENSATION OF DIRECTORS

                  The directors of the Company do not receive annual compensation for their services. Messrs. Daly, Haller, Boeck and Dunn are compensated for their services to the Company, but they are compensated in their capacities as officers of the Company and not as directors.

                  Non-employee directors of the Company participate in the Directors Stock Option Plan (the "Directors Plan"). The Directors Plan, which was adopted on December 4, 1998, provides for annual, non-discretionary grants of ten-year options to purchase 5,000 shares of Common Stock (after an initial grant to new directors participating in the Directors Plan of an option to purchase 10,000 shares) at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, and which are exercisable on a cumulative basis in three equal annual installments. On the date the Directors Plan was adopted in December 1998, Messrs. Okun and Strohl and Ms. Wing each received an initial grant of options to purchase 10,000 shares of Common Stock under the Directors Plan. Mr. Fishman received options to purchase 10,000 shares upon becoming a director in February 2000.

                  TRANSACTIONS WITH MANAGEMENT

                  In 1996, the Company issued to Allen & Company Incorporated, a former financial advisor to the Company, 300,000 shares of its Common Stock in payment for $300,000 in fees owed by the Company to Allen & Company for financial consulting services. Allen & Company purchased shares of Common Stock of the Company (including the 1996 fee for services) in connection with a series of transactions at a weighted average price per share of $0.70. Mr. Glenn Okun, a director of the Company, was also a director and Vice President of Allen & Company until April 1998.

                  In connection with the Company's private offering of Common Stock pursuant to Rule 506 of Regulation D of the Securities Act, commenced in July 1998 and completed in August 1998, the Company entered into a Placement Agency Agreement with Allen & Company Incorporated, whereby the Company agreed to pay Allen & Company Incorporated a placement fee of five percent of the aggregate amount of Common Stock purchased by a subscriber. The Company paid Allen & Company Incorporated an aggregate amount of

$349,974 as its placement fee. In addition, Mitchum Jones & Templeton, Inc. ("MJT"), an investment banking firm for whom Mr. Okun is now a principal, received a 5 percent placement fee in connection with a subscription for Common Stock of the Company by one of that firm's clients. MJT received $100,000 as its placement fee for that purchase. Allen & Company Incorporated did not receive a placement fee in connection with the subscription by MJT's client.

                  In connection with an agreement between the Company and Scrip Advantage, Scrip Advantage has agreed to elect a Company designee to its Board of Directors. Initially, Carey F. Daly II, the President and Chief Executive Officer of the Company, will be elected to such Board. The Company has advanced $50,000 to Scrip Advantage in exchange for a demand promissory note. The note is convertible into equity of Scrip Advantage at the Company's sole option.

                  Commencing in 1999, the Company began using the services of Sunset Aviation, Inc. ("Sunset Aviation") to charter private aircraft for business travel. In making private charter flight arrangements on behalf of the Company, Sunset Aviation frequently used an aircraft owned by DHS Aviation, Inc. ("DHS Aviation"), a corporation of which Mr. Daly is the sole stockholder. During the 1999 fiscal year, the Company paid Sunset Aviation $448,319 for its charter services, $24,535 of which was paid to DHS Aviation.

                  The Company engaged MJT as its placement agent in connection with its private offering of Series A Preferred Stock and warrants to acquire Common Stock in August and September 1999. MJT received immediately exercisable warrants to acquire 150,000 shares of the Company's Common Stock as its placement fee.

                  Mr. Miller, the Company's Senior Vice President, Business Development, joined the Company in November 1999. Prior to joining the Company, Mr. Miller served as of-counsel at Lanahan & Reilley, a law firm that renders legal services to the Company. Lanahan & Reilley billed the Company for $65,000 of legal fees and expenses in 1999.

                  In March 2000, Mr. Daly, the President and Chief Executive Officer of the Company, committed to provide the Company with a personal guarantee for one year of up to $3,000,000 to support bank loans to the Company. Mr. Daly will be provided Common Stock warrant coverage equal to 25 percent of the value committed under the guarantee. Presently, bank loans have been applied for but are not yet completed.

                  The Company agreed in April 2000 to acquire MS Digital, Inc., a corporation in which Mr. Strohl is the majority shareholder, in a stock-for-stock transaction. The Company has agreed to issue 816,000 shares of Common Stock to Mr. Strohl at a price per share of $1.25; the shares have not been issued as of June 13, 2000. The Company will issue an additional $1,500,000 worth of Common Stock to Mr. Strohl on or before December 1,

2000 at a price per share equal to the closing sales price of a share of the Company's Common Stock on the day before the Company issues such shares.

                  The Company believes that the terms of the transactions with affiliates of the Company are fair and reasonable in light of prevailing market conditions at the time when such arrangements were implemented and in light of the circumstances under which such arrangements were made. The disinterested members of the Board of Directors will continue to review any ongoing relationships with such affiliates to assure that such transactions are consistent with the fiduciary duties of the directors to the stockholders of the Company.

                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Mr. Strohl served on the Company's Compensation Committee until he became an executive officer of the Company in November 1999.

                  Mr. Okun served on the Compensation Committee until June 1999 when Linda Wing and Monte Strohl were elected to the Committee. Mr. Okun was formerly a director and Vice President of Allen & Company Incorporated, and is currently the Chairman and Chief Executive Officer of Mitchum Jones & Templeton, Inc. As noted above, while Mr. Okun was a Director of the Company, both firms received placement agent fees in connection with the Company's 1998 private placement of Common Stock, and Mitchum Jones & Templeton received placement agent fees in connection with the Company's private placement of Series A Preferred Stock and warrants to acquire Common Stock. In addition, Allen & Company received shares of Common Stock of the Company as payment for financial consulting services. See TRANSACTIONS WITH MANAGEMENT above on page 11.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding Common Stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports, all of the Company's directors and officers timely filed all reports required with respect to fiscal 1999.

                  CERTAIN LEGAL PROCEEDINGS

                  The Company is not a party to any material legal proceedings.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

                  The Compensation Committee of the Board of Directors develops and implements the Company's compensation policies. It has responsibility for, among other things, reviewing and determining the cash compensation and other benefits of the Company's executive officers.

                  Linda S. Wing and Monte P. Strohl were elected to the Compensation Committee in June 1999. Mr. Strohl resigned from the Committee on November 1, 1999 when he became an officer of the Company. The Company filled the vacancy when it elected Robert J. Fishman to the Board in February 2000. Ms. Wing and Mr. Strohl were the members on the Committee at the time it was necessary to determine an appropriate compensation package for Mr. Daly and the other executive officers. Consequently, this report is over their names only. Ms. Wing and Mr. Strohl completed their due diligence and made their recommendations regarding executive compensation prior to Mr. Strohl becoming an executive officer of the Company.

                  The disinterested members of the Board of Directors have approved all awards under the 1996 Incentive Stock Option Plan and the Amended and Restated Stock Incentive Plan to the Company's executive officers and key employees (and participating directors, if any).

                  In 1999, the Committee received from the Company's Chief Executive Officer recommendations with respect to compensation of the Company's other executive officers and met with him to evaluate such executives' performance and, at times, to discuss the bases for his recommendations. The Committee evaluated the Chief Executive Officer's performance and ultimately determined the compensation of all executive officers.

                  The Compensation Committee provides the following report.

                  COMPENSATION POLICY

                  The Company's executive compensation programs are designed to attract and retain qualified leaders and motivate them to achieve the Company's short and long-term business objectives. The Company believes that the key to achieving such goals is to provide compensation that is competitive with the compensation packages provided by comparable companies and of which a certain proportion is "at risk" for performance, in the form of annual incentive bonuses and long-term stock-based incentives.

                  FISCAL 1999 PERFORMANCE

                  The Company reported limited revenues in 1999, but the Company believes that it is positioned as a leader in the United States smart card industry and is also positioned to capitalize on the expected development and growth of the smart card market.

                  Some of the Company's achievements in 1999 include the following:

         - Entering into a license agreement with Proton World, an international open smart card solutions provider based in Brussels, Belgium and entering into a strategic relationship with BankSys, Inc., a manufacturer and developer of smart card terminals and processing equipment. The relationship with BankSys is designed to allow the Company and BankSys to develop jointly certain smart card applications involving the Proton technology.

         - Proving an e-commerce site for the State of Hawaii (www.hi2k.net), which has established proof-of-concept.

         -        Increasing the number of Tikitbox II kiosk installments.

         - Successfully completing a pilot project with a client to provide proof-of- concept for the use of chip cards in the carnival and state fair settings and signing a new contract with the client for the year 2000.

                  BASE SALARY

                  Base compensation for executive officers reflects both the individual's respon sibilities and experience and the competitive salary ranges for executives in the same industry with similar responsibilities in corporations with operations comparable to those of the Company. Base salaries generally are modified annually as warranted by the performance of the Company and/or by the performance of the executive officer or changes in his or her responsibilities. Increases in the 1999 base salaries of the Company's executive officers were competitive with increases at other similar-sized companies. The 1999 base salary received by Mr. Daly, the President and Chief Executive Officer of the Company, was $247,693, as compared to $200,000 for 1998, due to the increase in Mr. Daly's base salary as provided in his new employment agreement with the Company, which became effective in November 1999.

                  BONUSES

                  The annual cash bonus component of an executive officer's compensation depends upon the officer's execution of his or her responsibilities compared to the performance of the Company. Generally, the incentive bonuses of certain officers are based primarily on performance goals for the operations for which they are responsible and in part on the achievement of overall corporate goals. The bonuses for the Company's executive officers with broad corporate responsibilities, such as the Chief Executive Officer and the Chief Financial Officer, are based on the financial performance of the Company overall, and also on such officers' efforts to design and implement the Company's major initiatives and corporate strategies and their success in so doing. The Company believes that an executive officer's responsibility for the success of the Company increases as his or her duties expand. Accordingly, a larger proportion of a more senior executive officer's compensation generally will be variable, performance-based incentive compensation, compared to that of other executive officers.

                  The Committee also encourages its executives to invest in shares of the Company's stock in order to align the interests of the executives with those of the Company's stockholders. The Committee considers the ownership level of each executive in its bonuses, and expects that a portion of bonuses paid will ultimately be used to increase executives' ownership and capital "at risk" through the exercise of stock options or purchase of shares on the open market.

                  Mr. Daly received a bonus for fiscal 1999 in the amount of $531,971, $300,000 of which constitutes the bonus recommended by the Committee and the remaining amount of which constitutes the taxes required to be paid on the $300,000 bonus. In determining Mr. Daly's 1999 bonus, the Committee consulted an executive compensation consultant to obtain statistics regarding executive compensation in the technology industry and in California, where Mr. Daly is located. In addition, the Committee reviewed the Executive Assessor Executive Salary Survey, prepared by the Economic Research Institute, to ascertain a range of executive compensation based on company size and industry that would be considered reasonable and customary.

                  Based on Committee's research into what would constitute reasonable and customary compensation for Mr. Daly, the Committee believes that Mr. Daly's base salary and bonus is reasonable. Mr. Daly's base salary was raised only in 1999 after remaining constant at $200,000 for three years, and the Committee believes that his current base salary is relatively modest relative to other chief executives in the industry. In addition, Mr. Daly has performed a wide variety of responsibilities, such as acting as the Company's Chief Technology Officer for two and a half years until the Company hired an executive in early 1999, playing a major role in the Company's capital raising efforts and developing strategic industry relationships. These additional responsibilities also justify Mr. Daly's base salary and bonus for 1999. Mr. Daly has also made significant capital contributions to the Company and has continued to do so.

                  None of the other executive officers received a bonus for 1999. Mr. Schuur resigned from his position late in 1999 (and will not be serving as a Director of the Company beyond the expiration of his current term at this year's Annual Meeting). Messrs. Boeck and

Dunn did not join the Company until this year. Mr. Haller, who was with the Company during all of 1999 did not receive a bonus.

                  Christopher R. Miller, the Company's Senior Vice President, Business Development, joined the Company in November 1999 and received a signing bonus of $100,000. The Company believes that Mr. Miller will be instrumental in developing new markets and new business for the Company and that the signing bonus provided adequate incentive for Mr. Miller to join the Company and was reasonable in light of the talents and skills the Company believes that Mr. Miller will bring to the Company.

                  STOCK-BASED INCENTIVES AND STOCK OWNERSHIP

                  The Company believes that stock options are a vital component of executive compensation because they encourage an executive to remain in the Company's employ and link long-term rewards to stock price appreciation. The Compensation Committee recognizes that such long-term incentives will motivate executives to balance pressures to manage for the short-term with the steps necessary to assure the Company's future vitality.

                  In determining the size of a grant to an executive officer or participating director under the stock option incentive program, the Compensation Committee considers the number of shares that would be thought to be a meaningful incentive for long-term performance, given the participant's position, responsibilities, level of cash and stock-based incentive compensation, and expected contributions. Based on a consideration of these factors, the Committee makes a recommendation to the Board of Directors, which currently manages the Company's Amended and Restated Stock Incentive Plan.

                  Accordingly, the Company awarded stock options during 1999 as follows: (a) to Mr. Daly, options to acquire 223,000 shares of Common Stock; (b) to Mr. Haller, options to acquire 110,380 shares of Common Stock; and (c) to each of Messrs. Boeck, Dunn, Haller, Miller and Strohl, options to acquire 100,000 shares of Common Stock.

                  INTERNAL REVENUE CODE SECTION 162(m)

                  In 1993, the Internal Revenue Service enacted Section 162(m) of the Internal Revenue Code, which limits the deductibility of executive compensation in excess of $1,000,000 per year. However, this limitation does not apply to performance-based compensation, provided certain conditions are satisfied. The Company's policy is generally to preserve the federal income tax deductibility of compensation paid to its executives. However, notwithstanding the Company's general policy, the Compensation Committee retains the authority to authorize compensation that may not be deductible if they believe that it is in the interest of the Company to do so. Other elements of compensation, including perquisites and cash and other bonuses, even those based on performance, may also cause a covered executive officer's income to exceed deductible limits.


                                             Compensation Committee
                                             ----------------------
                                             Linda S. Wing and Monte P. Strohl*


--------------------
* Although Ms. Wing and Mr. Fishman are the present members of the Compensation Committee, Ms. Wing and Mr. Strohl were the members of the Committee in late 1999 when it was necessary to determine an appropriate compensation package for Mr. Daly and the other executive officers. Consequently, this Report is over their names only.


                           SUMMARY COMPENSATION TABLE

                  The following table shows compensation for services rendered to the Company during the fiscal years ended December 31, 1999, 1998 and 1997, respectively, by Carey F. Daly, II, President and Chief Executive Officer, Mark
T. Schuur, former Senior Vice President and Chief Financial Officer of the Company, Robert W. Haller, Executive Vice President, Christopher R. Miller, Senior Vice President of Business Development and Joseph F. Schuler, former Senior Vice President of Sales and Marketing. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal years ended December 31, 1999, 1998 and 1997.


                                                 ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                          -----------------------------------------------------------------------
                                                                                        AWARD             PAYOUTS
                                                                                ---------------------------------
                                                                                            SECURITIES              ALL OTHER
                                                                  OTHER ANNUAL  RESTRICTED  UNDERLYING     LTIP      COMPEN-
                                                                  COMPENSATION   STOCK      OPTIONS/SARS  PAYOUTS    SATION
NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)  BONUS ($)(C)     ($)      AWARD(S) ($)    (#)         ($)        ($)
---------------------------------------------------------------------------------------------------------------------------
Carey F. Daly, II, President       1999   $247,693      $531,971   $      0      $      0   223,000/0          0          0
Chief Executive Officer and        1998    200,000       220,000          0             0         0/0
Chairman of the Board              1997    200,000             0      8,333(a)          0         0/0
----------------------------   --------   --------      --------   --------      --------   ---------   --------   --------
Mark T. Schuur(b), Senior          1999   $129,381      $      0   $      0      $      0    12,880/0          0          0
Vice President and Chief           1998    124,005        97,663          0             0    15,000/0(e)
Financial Officer                  1997    112,916             0          0             0    15,000/0
----------------------------   --------   --------      --------   --------      --------   ---------   --------   --------
Robert W. Haller, Executive        1999   $115,909      $      0   $      0      $      0   110,380/0          0          0
Vice President                     1998     89,943        79,945          0             0    15,000/0(e)
                                   1997     69,376        23,717          0             0    15,000/0
----------------------------   --------   --------      --------   --------      --------   ---------   --------   --------
Joseph F. Schuler(d),              1999   $103,672      $      0   $      0      $      0      0(f)/0          0          0
Senior Vice President,             1998    107,000        46,450          0             0         0/0
Sales and Marketing                1997     10,000(e)          0          0             0   100,000/0
----------------------------   --------   --------      --------   --------      --------   ---------   --------   --------
Christopher R. Miller(g),          1999   $ 26,841      $100,000   $      0      $      0   100,000/0          0          0
Senior Vice President,             1998          -             -          -             -           -          -          -
Business Development               1997          -             -          -             -           -          -          -
----------------------------   --------   --------      --------   --------      --------   ---------   --------   --------


    (a)   Represents payment for accrued vacation benefits.

    (b) Mr. Schuur's employment with the Company terminated in March 2000, and Mr. Schuur will not be serving as a Director beyond the expiration of his current term at this year's Annual Meeting of Stockholders.

    (c) The Company has no set bonus policy. Bonuses are awarded by the Compensation Committee of the Board, which is presently comprised of Ms. Wing and Mr. Fishman, independent directors of the Board. During 1999, the Compensation Committee consisted of Ms. Wing and Mr. Strohl (prior to his becoming an executive officer of the Company).

    (d)   Mr. Schuler's employment with the Company terminated in October 1999.

    (e) The Company repriced Mr. Schuur's and Mr. Haller's stock options on December 4, 1998.

    (f) Mr. Schuler received options to acquire 10,940 shares of the Company's Common Stock on June 1, 1999. Those options terminated after Mr. Schuler terminated his employment with the Company.

    (g) Mr. Miller joined the Company in November 1999. Mr. Miller received $26,841 as salary and $100,000 as a bonus for the Company's fiscal year ended December 31, 1999, $50,000 of which was paid in 1999 and the remaining $50,000 of which was paid in January 2000. Lanahan & Reilley, the firm for which Mr. Miller served from February to November 1999 as of-counsel, billed the Company for $65,000 of legal fees and expenses.

                  EMPLOYMENT CONTRACTS

                  Mr. Daly, the President and Chief Executive Officer of the Company, has a three year employment agreement with the Company that initially expires on October 31, 2002, but is automatically renewed for successive one year periods until either the Company or Mr. Daly terminates the agreement. The agreement provides for a base salary to be paid at the rate of $325,000 per year and an automobile allowance of $7,800 per year. On the date the agreement was signed, Mr. Daly received options to acquire 200,000 shares of Common Stock. Upon a change in control of the Company (as such term is defined in the employment agreement), Mr. Daly has the exclusive right to appoint the executive officers of the Company. The Company is required to obtain life insurance for Mr. Daly in the amount of three times his base salary, and Mr. Daly's estate is the named beneficiary until otherwise specified by Mr. Daly. If Mr. Daly's employment is terminated for cause (as such term is defined in the employment agreement), Mr. Daly is entitled receive his salary and benefits for a period of six months following termination. Mr. Daly is not permitted to compete against the Company for a period of two years upon the termination of his employment with the Corporation.

                  Messrs. Boeck, Dunn, Haller, Miller and Strohl (together, the "Executive Officers" and each, an "Executive Officer") have similar employment agreements with the Company with initial terms of three years with automatic one year renewals until either the Company or the Executive Officers terminate their respective agreements. The annual base salaries of Messrs. Boeck, Dunn, Haller, Miller and Strohl are $125,000, $125,000, $165,000, $150,000, and $150,000,
respectively. Mr. Miller also received a signing bonus of $100,000. Each of the Executive Officers receives an annual automobile allowance of $7,800 per year and is entitled to receive a discretionary annual bonus. Each Executive Officer received options to acquire 100,000 shares of Common Stock on the date his respective agreement was signed. The Company is required to obtain life insurance for each Executive Officer in an amount equal to three times the base salary for such Executive Officer, and each Executive Officer's estate is the beneficiary until otherwise designated by such Executive Officer. If the Company terminates an Executive Officer's employment without cause (as such term is defined in such Executive Officer's employment agreement), such Executive Officer is entitled to receive his base salary and other benefits for a period of six months following such termination. Each Executive Officer is prohibited from competing against the Company for a period of two years following such Executive Officer's termination of employment with the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

                  The following table provides certain information with respect to options granted to each person named in the Summary Compensation Table during fiscal 1999. In addition, in accordance with Securities and Exchange Commission rules, there are shown hypothetical gains that would exist for the options granted, based on assumed rates of annual compound stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full option term. The named officers will realize no gain on these options unless the price of the Common Stock increases above the exercise price for such options, which will benefit all stockholders proportionately. No stock appreciation rights have been awarded by the Company.


                                         INDIVIDUAL GRANTS
                         -------------------------------------------------------
                                       PERCENT OF TOTAL                            OTENTIAL REALIZABLE VALUE AT
                                          OPTIONS/                                 SSUMED ANNUAL RATES OF STOCK
                           OPTIONS/         SARS                                      PRICE APPRECIATION FOR
                             SARS        GRANTED TO      EXERCISE                          OPTION TERM
                          GRANTED IN    EMPLOYEES IN   OR BASE PRICE  EXPIRATION           -----------
      NAME               FISCAL YEAR(#)  FISCAL YEAR      ($/SH)         DATE            5%($)       10%($)
---------------------    --------------  -----------      ------        ------           -----       ------
Carey F. Daly, II            23,000(a)      1.8%         $    9 1/16    5/30/09        $131,085      $332,195

                            200,000(b)     15.9%         $    3        10/31/09        $377,337      $956,245

Mark T. Schuur               12,880(c)     1.09%         $    9 1/16    5/30/09        $ 73,407      $186,030

Robert W. Haller             10,380(d)      0.8%         $    9 1/16    5/30/09        $ 59,159      $149,921

                            100,000(e)      7.9%         $    3        10/31/09        $188,668      $478,123

Joseph F. Schuler(f)              0           -               -               -               -             -

Christopher R. Miller       100,000(g)      7.9%         $    3        10/31/09        $188,668      $478,123


(a) The options vest in three annual installments as follows: 7,667 options on June 1, 2000; 7,667 options on June 1, 2001; and 7,666 options on June 1, 2002.

(b) The options vest in three annual installments as follows: 66,667 options on November 1, 2000; 66,667 options on November 1, 2001; and 66,666 options on November 1, 2002.

(c) The options vest in three annual installments as follows: 4,293 options on June 1, 2000; 4,293 options on June 1, 2001; and 4,294 options on June 1, 2002.

(d) The options vest in three annual installments as follows: 3,460 options on June 1, 2000; 3,460 options on June 1, 2001; and 3,460 options on June 1, 2002.

(e) The options vest in three annual installments as follows: 33,333 options on November 1, 2000; 33, 333 options on November 1, 2001; 33,334 options on November 1, 2002.

(f) Mr. Schuler received a grant of options to acquire 10,940 on June 1, 1999; these options have now terminated due to Mr. Schuler's termination of his employment with the Company.

(g) The options vest in three annual installments as follows: 33,333 options on November 1, 2000; 33,333 options on November 1, 2001; and 33,334 options on November 1, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

   The following table sets forth as to each person named in the Summary Compensation Table the specified information with respect to option exercises during fiscal 1999 and the status of their options at the end of fiscal 1999.


                                                                                  NUMBER OF                 VALUE OF
                                                                                 SECURITIES                UNEXERCISED
                                                                                 UNDERLYING               IN-THE-MONEY
                                                                         UNEXERCISED OPTIONS/SARS(a)      OPTIONS/SARSA
                                                                               AT FISCAL YEAR-           AT FISCAL YEAR-
                                                                                   END (#)                   END ($)
                                    SHARES ACQUIRED ON   VALUE REALIZED         EXERCISABLE/              EXERCISABLE/
               NAME                     EXERCISE(#)           ($)               UNEXERCISABLE             UNEXERCISABLE
----------------------------------- ------------------- ---------------- ---------------------------  ---------------------
Carey F. Daly, II                           N/A               N/A              200,000/223,000                $0/$0

Mark T. Schuur                              N/A               N/A               21,666/12,880                 $0/$0

Robert W. Haller                            N/A               N/A              15,000/110,834                 $0/0

Joseph F. Schuler                           N/A               N/A                   0/0                       $0/$0

Christopher R. Miller                       N/A               N/A                   0/100,000                 $0/$0
----------------------------------- ------------------- ---------------- ---------------------------  ---------------------


(a)  To date, the Company has issued no SARs.

                                PERFORMANCE GRAPH

                  The SEC requires the Company to present a line graph comparing cumulative, five-year stockholder returns on an indexed basis with a major index and a nationally-recognized industry standard or a group of peer companies selected by the Company. The Company has selected the Russell 2000 Index as its major index and the Standard & Poor's Data Processing Services Index as the Company's nationally recognized industry standard for purposes of this performance comparison. The graph assumes that $100 was invested on August 11, 1997 (when trading of the Company's Common Stock commenced on the Nasdaq over-the-counter market) in the Common Stock and that $100 was invested on July 31, 1997 (the date closest to August 11, 1997 for which data is available) in the Russell 2000 Index and the S&P Data Processing Services Index, and that all dividends were reinvested.


                                                              COMPARISON OF 28 MONTH CUMULATIVE TOTAL RETURN
                                                          AMONG THE PATHWAYS GROUP, INC., THE RUSSELL 2000 INDEX
                                                               AND THE S&P SERVICES (DATA PROCESSING) INDEX




                                                                      CUMULATIVE TOTAL RETURN
                                      ----------------------------------------------------------------------------------------
                                      #######   9/97    12/97   3/98    6/98    9/98   12/98    3/99    6/99    9/99     12/99
THE PATHWAYS GROUP, INC.               100.00   341.67  400.00  412.50  318.75  266.67  284.38  216.67  110.42   95.83   39.58
RUSSELL 2000                           100.00   108.34  110.16  119.36  115.05   94.48  103.06   93.07  108.48   99.99  101.52
S & P SERVICES (DATA PROCESSING)       100.00    93.16   95.56  105.76  101.54   92.92  103.95  113.79  121.38  115.18  130.80

                                 PROPOSAL NO. 2

                             PROPOSAL TO APPROVE THE
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                  The Board of Directors adopted the 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") in June 2000, subject to the approval of the stockholders. The Employee Stock Purchase Plan is now being submitted to the stockholders for approval. The Employee Stock Purchase Plan permits the grant of rights to purchase Common Stock of the Company through payroll deductions.

                  The Board of Directors believes that Employee Stock Purchase Plan will serve to attract, retain and motivate employees, and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success.

                  The Employee Stock Purchase Plan, if approved by the stockholders, will allow the Company to grant rights to purchase Common Stock through payroll deductions until all of the Common Stock subject to the Employee Stock Purchase Plan has been issued, or the Board of Directors terminates the Employee Stock Purchase Plan. The Company intends to grant Purchase Rights that qualify for tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The tax treatment is discussed in more detail below under the heading FEDERAL INCOME TAX INFORMATION.

                  We request that the stockholders approve the adoption of the Employee Stock Purchase Plan.

                  GENERAL TERMS

                  The following is a description of the material provisions of the Employee Stock Purchase Plan. Such description is qualified in its entirety by reference to the Employee Stock Purchase Plan itself, a copy of which is attached hereto as Exhibit A. Reference to such exhibit should be made for a more complete description of the Employee Stock Purchase Plan.

                  The Board adopted the Employee Stock Purchase Plan to provide a means by which employees of the Company and its affiliates may have an opportunity to purchase Common Stock in the Company, to assist in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. Under the Employee Stock Purchase Plan, the Board may provide for the grant of rights to purchase Common Stock to eligible employees (an "Offering") on a date or dates to be selected by the Board.

                  STOCK SUBJECT TO THE EMPLOYEE STOCK PURCHASE PLAN

                  The number of shares of Common Stock authorized for issuance under the Employee Stock Purchase Plan is 1,000,000 (as discussed below under the heading ADJUSTMENT PROVISIONS this maximum number of shares subject to the Employee Stock Purchase Plan may be adjusted upon certain changes in the Common Stock). If a right granted under the Employee Stock Purchase Plan expires or otherwise terminates without having been exercised in full, the Common Stock not purchased under the right shall again become available for issuance under the Employee Stock Purchase Plan. The Common Stock subject to the Employee Stock Purchase Plan may be unissued shares or reacquired shares, purchased on the open market or otherwise.

                  ADMINISTRATION

                  The Employee Stock Purchase Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Employee Stock Purchase Plan and, subject to the provisions of the Employee Stock Purchase Plan, to determine when and how rights to purchase Common Stock will be granted, to determine the provisions of each offering of such rights, and to designate which affiliates of the Company shall be eligible to participate in the Employee Stock Purchase Plan. The Board of Directors is authorized to delegate administration of the Employee Stock Purchase Plan to a committee composed of not less than two members of the Board.

                  ELIGIBILITY

                  Rights to purchase Common Stock may be granted under the Employee Stock Purchase Plan only to employees of the Company and its affiliates who have been employed by the Company or its affiliates for such continuous period preceding such grant as the Board may require, which period shall not be more than two years. In addition, the employee's customary employment with the Company or its affiliate must be more than 20 hours per week and more than five months per calendar year, unless otherwise determined by the Board.

                  The Board may provide that if an employee becomes eligible to participate in the Employee Stock Purchase Plan during the course of an Offering, the employee may receive a right under that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, except that the offering date shall be the date such right is granted and the purchase period for such right shall begin on its offering date and end coincident with the end of such Offering.

                  Officers of the Company shall be eligible to participate in Offerings, although the Board may provide that certain highly compensated employees shall not be eligible to participate.

                  An eligible employee may be granted rights under the Employee Stock Purchase Plan only if such rights, together with any other rights granted under all such employee stock purchase plans of the Company or any affiliate of the Company, do not permit such employee's rights to purchase stock of the Company or any affiliate to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time. Grants or purchases of stock of the Company pursuant to any stock option or stock award plan of the Company are not included in any calculation of such accrual rate.

                  No rights may be granted under the Employee Stock Purchase Plan to any person who, at the time of the grant, owns stock possessing five percent or more of the total combined voting power of the Company or any affiliate of the Company.

                  TERMS OF RIGHTS

                  On each offering date, each eligible employee is granted the right to purchase the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board not exceeding 15 percent of such employee's earnings during the period which begins on the offering date and ends on a designated exercise date not greater than 27 months after the offering date. In connection with each Offering, the Board shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees.

                  If an Offering contains more than one exercise date, the Board may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given exercise date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as the Board deems equitable.

                  The purchase price of Common Stock acquired pursuant to rights granted under the Employee Stock Purchase Plan will not be less than the lesser of (i) an amount equal to 85% of the fair market value of the Common Stock on the offering date, or (ii) an amount equal to 85% of the fair market value of the Common Stock on the exercise date.

                  A participant may not transfer rights granted under the Employee Stock Purchase Plan other than by will or the laws of descent and distribution, and those rights shall be exercisable during his or her lifetime only by the Participant.

                  On each exercise date, a participant's accumulated payroll deductions and other additional payments (without any increase for interest) will be applied to the purchase of whole shares of Common Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Employee Stock Purchase Plan, at the purchase price specified in the Offering. No fractional shares will be issued upon the exercise of rights granted under the Employee Stock Purchase Plan. Any accumulated payroll deductions remaining in a participant's account after the purchase of the number of whole shares purchasable at the purchase price specified in the Offering in an amount less than is required to purchase one whole share will be held in the participant's account for the purchase of shares under the next Offering under the Employee Stock Purchase Plan, unless the participant withdraws from the next Offering or is no longer eligible to be granted rights under the Employee Stock Purchase Plan, in which case such amount shall be distributed to the participant after the final exercise date, without interest. Any accumulated payroll deductions remaining in a participant's account after such purchase in an amount greater than that required to purchase one share on the final exercise date of an Offering will be distributed to the participant without interest.

                  PARTICIPATION, WITHDRAWAL AND TERMINATION

                  An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company authorizing payroll deductions of up to the maximum percentage of such employee's earnings during the purchase period, as specified by the Board. Payroll deductions made for a participant shall be credited to an account for such participant under the Employee Stock Purchase Plan and deposited with the general funds of the Company. A participant may reduce, increase or begin payroll deductions after the beginning of any purchase period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the purchase period.

                  A participant may terminate payroll deductions under the Plan and withdraw from the Offering at any time during a purchase period prior to the exercise date by delivering to the Company a notice of withdrawal. Upon such withdrawal, the Company will distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire Common Stock for the participant) under the Offering, without interest, and the participant's interest in that Offering will be automatically terminated. Such withdrawal will have no effect upon such participant's eligibility to participate in any other Offerings under the Employee Stock Purchase Plan, but the participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings.

                  Rights granted under the Employee Stock Purchase Plan will terminate immediately upon cessation of a participating employee's employment, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire Common Stock for the terminated employee) without interest.

                  ADJUSTMENT PROVISIONS

                  If there is any change in the Common Stock subject to the Employee Stock Purchase Plan or subject to any rights granted under the Employee Stock Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Employee Stock Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding rights.

                  In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization in which more than 50 percent of the securities of the Company entitled to vote are exchanged, then under the Employee Stock Purchase Plan the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect, or the participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

                  DURATION, AMENDMENT AND TERMINATION

                  Assuming the stockholders approve the adoption of the Employee Stock Purchase Plan, the plan will terminate on July 13, 2010, the date ten years after the stockholders approve the plan. The Board, however, may suspend or terminate the Employee Stock Purchase Plan without stockholder approval or ratification at any time or from time to time. No rights may be granted under the Employee Stock Purchase Plan while the Employee Stock Purchase Plan is suspended or after it is terminated. Additionally, any rights and obligations under any rights granted while the Employee Stock Purchase Plan is in effect shall not be altered or impaired by suspension or termination of the Employee Stock Purchase Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation; provided, however, that the Board shall have the power to terminate any Offering and cause all payroll deductions accumulated during the purchase period related to such Offering to be distributed to participants, without interest, without such consent.

                  The Board may also amend the Employee Stock Purchase Plan at any time. However, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) increase the number of shares reserved for rights under the plan or (ii) modify the Employee Stock Purchase Plan in any way if such modification requires stockholder approval in order for the Employee Stock Purchase Plan to satisfy the requirements of Section 423 of the Internal Revenue Code. All other amendments to the Employee Stock Purchase Plan shall be effective without stockholder approval unless the Board, in its discretion, determines that such amendment shall be subject to stockholder approval.

                  FEDERAL INCOME TAX CONSEQUENCES

                  The Employee Stock Purchase Plan is intended to qualify for the favorable federal tax treatment accorded employee stock purchase plans under
Section 423 of the Internal Revenue Code. Under these provisions, a participant will be taxed on amounts withheld as if actually received, but, except for this, no taxable income will be realized by a participant until disposition of the shares of Common Stock acquired.

                  If the Common Stock is sold or disposed of more than two years after the beginning of the offering period and more than one year after the Common Stock is transferred to the participant or the participant dies while owning the shares, then the participant will realize ordinary income on such sale (or disposition by way of gift or upon death) equal to the lesser of (i) the excess of the fair market value of the Common Stock at the time of such sale or disposition or death over the exercise price or (ii) the excess of the fair market value of the Common Stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a capital gain or loss.

                  If the Common Stock is sold or disposed of, including by way of gift (but not by death), before the expiration of either of the holding periods described above, the excess of the fair market value of the Common Stock on the exercise date over the exercise price generally will be treated as ordinary income at the time of such disposition, and the Company may be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain.

                  Even if the Common Stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant and a capital loss is recognized equal to the difference between the sales price and the fair market value of the Common Stock on such exercise date.

                  Any capital gain or loss realized by a participant upon the disposition of Common Stock acquired under the Employee Stock Purchase Plan will be long- or short-term depending on whether the Common Stock has been held for more than one year.

                  There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Employee Stock Purchase Plan. The Company generally is entitled to a deduction for amounts taxed as ordinary income to a participant upon disposition by a participant of Common Stock before the expiration of the holding periods described above.

                  Approval of the Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                      PROPOSAL TO APPROVE THE AMENDMENT TO
                  THE AMENDED AND RESTATED STOCK INCENTIVE PLAN

                  In August 1996, the Board of Directors of the Company established the 1996 Stock Incentive Plan (the "Original Plan") to aid the Company in attracting, retaining and motivating key employees and officers of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish the goal of attracting and maintaining key employees and officers by offering stock options and other incentive awards, thereby providing participants with a proprietary interest in growth, profitability and success of the Company. On December 16, 1997, the Board amended the Original Plan and approved the Amended and Restated Stock Incentive Plan (the "Amended Plan"), which the stockholders approved at the 1999 Annual Meeting of Stockholders on June 21, 1999.

                  The plan currently provides for the issuance of 2,000,000 shares of Common Stock pursuant to awards granted thereunder. As of June 9, 2000, 705,397 shares remained available for issuance in connection with future grants under the Amended Plan. In June 2000 the Board approved an amendment to increase the number of shares of Common Stock of the Company that may be issued under the Amended Plan by 500,000 shares. This amendment is now being submitted to the stockholders for approval.

                  Set forth below is a brief description of the principal features of the Amended Plan. Such description is qualified in its entirety by the full text of the Amended Plan, a copy of which is attached hereto as Exhibit
B. Reference to such exhibit should be made for a more complete description of the Amended Plan.

                  GENERAL TERMS

                  The Amended Plan authorizes the Company to grant awards in the form of stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) and non-qualified stock options, stock appreciation rights ("SARs") and awards payable in stock, restricted stock or cash. All of such awards may be granted singly, in combination or in tandem. The Company believes that the broad array of compensation options provided by the Amended Plan enables the Company to design the appropriate incentive compensation package for each participant. The payment or exercise of any awards, including stock options, under the Amended Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. While some or all of the other types of awards referred to above may be made from time to time, the Company has to date only granted stock options under the Amended Plan.

                  STOCK SUBJECT TO THE AMENDED PLAN

                  The Amended Plan terminates on December 31, 2007. The number of shares authorized for issuance thereunder is 2,000,000. Shares related to awards (or portions thereof) under the Amended Plan that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the Amended Plan. The aggregate number of shares issuable pursuant to options, or which may be used as a basis for SARs, granted to any individual participant under the Amended Plan is limited to 200,000 shares during any fiscal year. To date, the Board of Directors has granted options to acquire an aggregate of 1,294,603 shares to participating employees under the Amended Plan.

                  ADJUSTMENT PROVISIONS

                  The Amended Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in
(a) the number of shares of the Company's Common Stock (i) reserved for issuance under the Amended Plan, (ii) available for options or other awards and for issuance pursuant to options, or upon which SARs may be based, for individual participants, and (iii) covered by outstanding awards; (b) the prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stock holders of the Company.

                  ADMINISTRATION

                  The Amended Plan provides that it shall be administered by the Board of Directors or a Committee designated by the Board of Directors (the "Committee"), consisting of at least two directors who are not officers or employees of the Company or any of its subsidiaries. The Committee has the sole authority, among other things, to: grant awards; de termine the terms, conditions and limitations of awards (including any applicable performance criteria); establish rules, procedures, regulations and guidelines relating to the Amended Plan generally; interpret the Amended Plan and award agreements entered into pursuant to the Amended Plan; and grant waivers of Amended Plan restrictions. To date, the Board of Directors has administered the Amended Plan.

                  ELIGIBILITY

                  Officers, key employees and directors who are also officers or employees of the Company or its subsidiaries or who have been designated by the Board of Directors of the Company as eligible to receive awards under the Amended Plan and consultants who have been so designated, are eligible to participate in the Amended Plan. Key employees are those employees who hold positions of responsibility and/or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company. The number of persons who currently participate in the Amended Plan is 40.

                  EXERCISE OF AWARDS

                  Generally, an Amended Plan participant may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the Committee, the Committee may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment or association with the Company or a subsidiary thereof terminated. In addition, if a participant dies while still employed or associated with the Company or a subsidiary thereof, the estate, heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the Committee, exercise or receive payment in respect of awards held by the participant at the time of death. In general, awards granted under the Amended Plan are not assignable or transfer able by a participant, except under the limited circumstances contemplated by the Amended Plan.

                  The Amended Plan provides that awards granted under the Amended Plan may be subject to acceleration or vesting in the event of a change in control of the Company as provided in any agreements with participants or as set forth under the Amended Plan. A change of control may be deemed to have occurred if a person or group becomes the beneficial owner of securities of the Company representing more than 50.1% of the combined voting power of the then outstanding securities of the Company or a change of more than 25% of the composition of the Board occurs within a two-year period, unless two-thirds of the previous directors approved such a change in composition.

                  EXERCISE PRICE

                  The exercise price of an option granted under the Amended Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as defined in the Amended Plan. (The closing sales price of a share of the Company's Common Stock was $1.25 on June 13, 2000, as reported on the Nasdaq SmallCap Market.) The exercise price of an option must be paid in full in cash, or arrangements, satisfactory to the Committee, for payment in full in cash made, at the time of exercise, or, if permitted by the Committee, may be paid in whole or in part by (a) tendering shares of Common Stock or surrendering another award granted under the Amended Plan or another benefit plan of the Company, (b) delivering a promissory note issued by the participant to the Company in a form determined by the Committee or (c) any other means acceptable to the Committee. In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of, or other payment on, an award under the Amended Plan, the Company has the right, among other things, to withhold an appropriate amount from such payment or to withhold an appropriate number of shares of the Company's Common Stock receivable by the participant, for payment thereof.

                  AMENDMENTS

                  The Board may amend, modify, suspend or terminate the Amended Plan, or adopt subplans under the Amended Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Except as otherwise required by applicable law, no amendment to this Plan or any subplan established hereunder will require stockholder approval; provided, however, that the Amended Plan may not be amended in a manner that would alter, impair, amend, modify, sus pend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

                  FEDERAL INCOME TAX CONSEQUENCES

                  Under current federal tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the following are the federal income tax consequences generally arising with respect to awards granted under the Amended Plan. The grant of a stock option or SAR will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising an SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Internal Revenue Code have been met).

                  With respect to other awards granted under the Amended Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the par ticipant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue
Code). With respect to other awards granted under the Amended Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

                  The tax treatment upon disposition of shares acquired under the Amended Plan will depend on how long the shares have been held. In the case of shares acquired through exer cise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Com-pany upon the disposition of shares acquired under the Amended Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

                  RECOMMENDATION

                  The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the stockholders approve the amendment to the Amended Plan to increase the number of authorized shares available for issuance under the Amended Plan to 2,500,000 so that the Company may continue to attract, retain and motivate key employees to make significant contributions to the Company. The Amended Plan will permit certain stock-based incentive compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve, the amendment to the Amended Plan.

                  Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

                  The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP ("PWC") as its independent accountants for the 2000 fiscal year. While it is not required to do so, the Company is submitting the appointment of PWC to the stockholders for ratification. PWC (or its predecessor firm, Coopers & Lybrand L.L.P.) has been serving the Company in this capacity since 1996. A representative from PWC will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of PWC is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of PWC.

                  The Board of Directors intends that the appointment of the independent accountants be ratified by a majority of the votes cast.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

                  In order for a stockholder proposal to be eligible for inclusion in the Company's proxy material relating to its 2001 Annual Meeting it must be in writing and received by the Secretary of the Company prior to February 15, 2001. Stockholders wishing to bring any matter before a meeting should consult the Company's Bylaws with respect to any applicable notice or other procedural requirements.

                                 ANNUAL REPORT

                  All stockholders of record on June 9, 2000, have been sent, or are concurrently being sent, a copy of the Company's 1999 Annual Report on Form 10-K, which contains certified financial statements of the Company for the fiscal year ended December 31, 1999.

                  ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AT THE CLOSE OF BUSINESS ON JUNE 9, 2000, MAY OBTAIN ADDITIONAL COPIES OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY WRITTEN REQUEST TO THE COMPANY, 14201 NE 200TH STREET, WOODINVILLE, WASHINGTON 98072, ATTENTION: INVESTOR RELATIONS.

                                   ACCOUNTANTS

                  The Company's independent accountants, selected by the Board of Directors, are PricewaterhouseCoopers LLP, certified public accountants. PricewaterhouseCoopers has served as the Company's independent accountants since 1996.

                  Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions at the meeting.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Company knows of no matter other than those set forth herein which will be presented for consideration at the Annual Meeting of Stockholders. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with his judgment.


                                            EDWARD L. MUELLER
                                            Secretary



Woodinville, Washington
June 16, 2000

                          EXHIBIT A TO PROXY STATEMENT

                            THE PATHWAYS GROUP, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.        PURPOSE.

            1.1 The Pathways Group, Inc. 2000 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of the Company may use voluntarily systematic payroll deductions to purchase shares of Stock and thereby acquire an interest in the future of the Company. The Company intends that the rights to purchase Stock under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

SECTION 2.        DEFINITIONS.

            2.1 BOARD. The Board of Directors of Pathways.

            2.2 CODE. The Internal Revenue Code of 1986, as amended from time to time.

            2.3 COMMITTEE. Such committee of the Board as may be designated from time to time by the Board to adminster the Plan. Any such committee shall consist of not less than two members of the Board.

            2.4 COMPANY. The Pathways Group, Inc., a Delaware corporation, and its direct and indirect Subsidiaries designated by the Board to participate in the Plan.

            2.5 FAIR MARKET VALUE. If the Stock is listed on the New York Stock Exchange (or other national exchange), the average of the high and low sale prices as reported on the New York Stock Exchange (or such other exchange) or, if the Stock is not listed on a national exchange, the average of the high and low sale prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, provided that if no transactions in the Stock are reported for that date, the average of the high and low sale prices as so reported for the preceding day on which transactions in the Stock were effected.

            2.6 OFFERING. Defined in Section 5.1

            2.7 OFFERING DATES. Defined in Section 5.1.

            2.8 OPTION. A right to acquire Stock granted under the Plan.

            2.9 PARTICIPANT. An employee of the Company who is eligible to participate in the Plan and who has executed and delivered a Participation Agreement to the Company in respect of a particular Offering.

            2.10 PARTICIPATION AGREEMENT. An agreement between the Company and a Participant setting forth the terms, conditions and limitations relating to the Participant's participation under the Plan.

            2.11 PATHWAYS. The Pathways Group, Inc., a Delaware corporation.

            2.12 PURCHASE PERIOD. Defined in Section 7.1.

            2.13 SECURITIES ACT. The Securities Act of 1933, as amended.

            2.14 STOCK. Authorized and issued or unissued shares of Common Stock, par value $0.01 per share, of Pathways or any security issued in exchange or substitution therefor.

            2.15 SUBSIDIARY. Any corporation (other than Pathways) in an unbroken chain of corporations beginning with Pathways, as described in Section 424(f) of the Code.

            SECTION 3. ADMINISTRATION.

            3.1 The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee, as provided in Section 3.3. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board or if applicable, the Committee, and its decisions shall be final and binding upon all participants. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

            3.2 The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (a) To determine when and how rights to purchase Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

            (b) To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan.

            (c) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (d)   To amend the Plan as provided in Section 14.

            (e) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

            3.3 The Board may delegate administration of the Plan to the Committee. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may revoke the authority granted to the Committee at any time and revest in the Board the administration of the Plan.

SECTION 4. STOCK SUBJECT TO THE PLAN.

            4.1 Subject to the provisions of Section 13 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to rights granted under the Plan shall not exceed in the aggregate 1,000,000 shares of Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for issuance under the Plan.

            4.2 The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

SECTION 5.        GRANT OF RIGHTS; OFFERING.

            5.1 The Board or the Committee may from time to time grant or provide for the grant of Options to eligible employees (an "Offering") on a date or dates (the "Offering Dates") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one Option outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her Options under the Plan; and (2) an Option with a lower exercise price (or an earlier granted Option, if two Option have identical exercise prices), will be exercised to the fullest possible extent before an Option with a higher exercise price (or a later granted Option, if two Options have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in Sections 6 through 9, inclusive.

SECTION 6.        ELIGIBILITY.

            6.1 Rights may be granted only to employees of the Company.
Except as provided in Section 6.2, an employee of the Company shall not be eligible to be granted Options under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company shall be eligible to be granted Options under the Plan, unless, on the Offering Date, such employee's customary employment with the Company is more than twenty hours per week and more than five months per calendar year.

            6.2 The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company will, on a date or dates specified in the Offering that coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive an Option under that Offering, which Option shall thereafter be deemed to be a part of that Offering. Such Option shall have the same characteristics as any Options originally granted under that Offering, as described herein, except that:

            (a) the date on which such Option is granted shall be the "Offering Date" of such Option for all purposes, including determination of the exercise price of such Option, PROVIDED, HOWEVER, that if the fair market value of the Stock on the date on which such Option is granted is less than the fair market value of the Stock on the first day of the Offering, then, solely for the purpose of determining the exercise price of such Option, the first day of the Offering shall be the "Offering Date" for such Option;

            (b) the Purchase Period (as defined below) for such Option shall begin on its Offering Date and end coincident with the end of such Offering; and

            (c) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any Option under that Offering.

            6.3 No employee shall be eligible for the grant of any Options under the Plan if, immediately after any such Options are granted, such employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or its Subsidiaries. For purposes of this Section 6.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

            6.4 An eligible employee may be granted Options under the Plan only if such Options, together with any other rights granted under "employee stock purchase plans" of the Company, as specified by Section 423(b)(8) of the Code, do not permit such employee rights to purchase stock of the Company to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted) for each calendar year in which such Options are outstanding at any time.

            6.5 Officers of the Company shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

SECTION 7. RIGHTS; PURCHASE PRICE.

            7.1 On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted an Option to purchase up to the number of shares of Stock purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 8.1) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than 27 months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of Options granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

            7.2 The purchase price of Stock acquired pursuant to Options granted under the Plan shall be not less than the lesser of:

            (a) an amount equal to 85 percent of the Fair Market Value of the Stock on the Offering Date; or

            (b) an amount equal to 85 percent of the Fair Market Value of the Stock on the Exercise Date.

            7.3 Each eligible employee shall have the same rights and privileges under the Plan, except as allowed under Section 423(b)(5) of the Code.

SECTION 8. PARTICIPATION; WITHDRAWAL; TERMINATION.

            8.1 An eligible employee may become a Participant in an Offering by delivering a Participation Agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such Participation Agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, certain cost of living allowances and tax equalization payments made to employees whose payroll originates in the United States and who are working outside the United States, and similar items of compensation or such other inclusions or exclusions as the Board or Committee may determine for one or more specified Offerings. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not had the maximum amount withheld during the Purchase Period.

            8.2 At any time during a Purchase Period a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Stock for the Participant) under the Offering, without interest, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new Participation Agreement in order to participate in subsequent Offerings under the Plan.

            8.3 Options granted pursuant to any Offering under the Plan shall cease immediately upon termination of any Participant's employment with the Company, for any reason, and the Company shall distribute to such terminated Participant (or such terminated Participant's personal representative or the executor of such termianted Participant's estate) all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Stock for the terminated Participant), under the Offering, without interest.

            8.4 Options granted under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Participant.

SECTION 9. EXERCISE.

            9.1 On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of Stock, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.

No fractional shares shall be issued upon the exercise of Options granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each Participant's account after the purchase of shares that is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such Participant's account for the purchase of shares under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8.2, or is no longer eligible to be granted Options under the Plan, as provided in Section 6, in which case such amount shall be distributed to the Participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

            9.2 As soon as practicable after the exercise of an Option, the Company shall deliver to the Participant a record of the Stock purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase, except as specified below. The Board or the Committee may permit or require that shares be deposited directly with a broker designated by the Board or the Committee or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Board or the Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Company shall retain the amount of payroll deductions used to purchase Stock as full payment for the Stock and the Stock so issued shall then be fully paid and nonassessable

            9.3 No Options granted under the Plan may be exercised to any extent unless the Stock to be issued under the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act. If on an Exercise Date of any Offering hereunder the Plan is not so registered, no Options granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two months and the Exercise Date shall in no event be more than 27 months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no Options granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire Stock) shall be distributed to the participants, without interest.

SECTION 10. COVENANTS OF THE COMPANY.

            10.1 During the terms of the Options granted under the Plan, the Company shall keep available at all times the number of shares of Stock required to satisfy such rights.

            10.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the Options granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Options unless and until such authority is obtained.

SECTION 11. USE OF PROCEEDS FROM STOCK.

            11.1 Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

SECTION 12. RIGHTS AS A STOCKHOLDER.

            12.1 A Participant shall not be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares of Stock subject to Options granted under the Plan unless and until certificates representing such shares have been issued or such shares have been deposited with a broker or agent designated by the Board or the Committee or any bank, broker or other nominee of the Participant.

SECTION 13. ADJUSTMENTS UPON CHANGES IN STOCK.

            13.1 If any change is made in the Stock subject to the Plan, or subject to any Options granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to outstanding Options. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

            13.2 In the event of: (1) a dissolution or liquidation of Pathways;
(2) a merger or consolidation in which Pathways is not the surviving corporation; (3) a reverse merger in which Pathways is the surviving corporation but the shares of Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50 percent of the shares of Stock entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding Options or substitute similar rights for those under the Plan, (ii) such Options may continue in full force and effect, or (iii) Participants' accumulated payroll deductions may be used to purchase Stock immediately prior to the transaction described above and the Participants' Options under the ongoing Offering terminated.

SECTION 14. AMENDMENT OF THE PLAN.

            14.1 The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

            (a) Increase the number of shares reserved for Options under the Plan;

            (b) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code); or

            (c) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or Options granted under it into compliance therewith.

            14.2 Rights and obligations under any Options granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation; PROVIDED, HOWEVER, that the Board shall have the power to terminate any Purchase Period and cause all payroll deductions accumulated during the Purchase Period to be distributed to participants, without interest, without such consent.

SECTION 15. TERMINATION OR SUSPENSION OF THE PLAN.

            15.1 The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

            15.2 Rights and obligations under any Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation; PROVIDED, HOWEVER, that the Board shall have the power to suspend or terminate the Plan and terminate any Purchase Period and cause all payroll deductions accumulated during the Purchase Period to be distributed to Participants, without interest, without such consent.

SECTION 16. NOTICE.

            16.1 Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Board or the Committee, c/o the Secretary of Pathways, and shall become effective when received by the Secretary.

SECTION 17. UNFUNDED PLAN.

            17.1 Insofar as the Plan provides for issuance of Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of Options under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and a Participation Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

SECTION 18. PAYMENTS TO TRUST.

            18.1 Notwithstanding the provisions of Section 17 hereof, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Board or the Committee may deposit shares of Stock due or to become due under the Plan to Participants.

SECTION 19. NO RIGHT TO EMPLOYMENT.

            19.1 Neither the adoption of the Plan nor the granting of any Options shall confer on any Participant any right to continued employment or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Options, Stock and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

SECTION 20. GOVERNING LAW.

            20.1 The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

SECTION 21. EFFECTIVE AND TERMINATION DATES.

            21.1 The Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of Pathways by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 15 hereof, except as to Options then outstanding.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                        EXHIBIT B TO THE PROXY STATEMENT

Amended and Restated as of
December 16, 1997


                            THE PATHWAYS GROUP, INC.
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

SECTION 1. PURPOSE.

            The purpose of this Amended and Restated Stock Incentive Plan (the "Plan") is to aid the Company in attracting, retaining and motivating officers, consultants, key employees and directors of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

SECTION 2. DEFINITIONS.

            (a) AWARD. Any form of stock option, stock appreciation right, stock or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Board or the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

            (b) AWARD AGREEMENT. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

            (c) BOARD. The Board of Directors of The Pathways Group, Inc.

            (d) CODE. The Internal Revenue Code of 1986, as amended from time to time.

            (e) COMMITTEE. Such committee of the Board as may be designated from time to time by the Board to administer the Plan or any subplan under the Plan. Any such committee shall consist of not less than two members of the Board who are not officers or employees of the Company, PROVIDED that, unless the Board otherwise determines, each such non-employee director member of such committee shall meet the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code.

            (f) COMPANY. The Pathways Group, Inc. and its direct and indirect subsidiaries.

            (g) FAIR MARKET VALUE. If the Stock is listed on the New York Stock Ex change (or other national exchange), the closing price of the Stock as reported on the such exchange for the date on which Fair Market Value is to be determined or, if the Stock is not listed on a national exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices for a share of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question; PROVIDED that if no transactions in the Stock are reported for that date, the average of the high and low sale prices or last quoted sale price or, if not so quoted, the average of the high bid and low asked prices as so reported for the preceding day on which transactions in the Stock were effected, and PROVIDED, FURTHER, that if no transactions in the Stock were effected within 10 business days preceding such relevant date, or if otherwise deemed appropriate by the Board or the Committee, the fair market value of the Stock shall be as determined by the Board or the Committee.

            (h) GOVERNING LAW. The laws of the Sate of incorporation of Pathways.

            (i) PARTICIPANT. An officer, consultant, key employee or director of the Company to whom an Award has been granted.

            (j) PATHWAYS. The Pathways Group, Inc.

            (k) STOCK. Authorized and issued or unissued shares of Common Stock, par value $.01 per share, of Pathways or any security issued in exchange or substitution therefor.

SECTION 3. ELIGIBILITY.

            Only officers, key employees, and directors who are also officers or employees of the Company or who have been designated by the Board as eligible to receive Awards and consultants who have been so designated by the Board or the Committee are eligible to receive Awards under the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Board or the Committee, can have a significant effect on the growth and profitability of the Company.

SECTION 4. STOCK AVAILABLE FOR AWARDS.

            Subject to Section 14 hereof, a total of 2,500,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan; PROVIDED, HOWEVER, that the aggregate number of shares of Stock subject to options and upon which stock appreciation rights are based pursuant to Awards hereunder shall not exceed 200,000 shares for any Participant during any fiscal year; and, PROVIDED, FURTHER, that the Board or the Committee shall have the power to grant Awards to a Participant exceeding such annual maximum amount, but such Awards shall not qualify as "performance based" for purposes of Section 162(m) of the Code to the extent of such excess. From time to time, the Board and appropriate officers of Pathways shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly tradeable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards.

SECTION 5. ADMINISTRATION.

            (a) GENERAL. The Plan shall be administered by the Board or, to the extent determined by the Board, by the Committee, which shall have full and exclusive power to i) authorize and grant Awards to persons eligible to receive Awards under the Plan; ii) establish the terms, conditions and limitations of each Award or class of Awards, including terms, conditions and limitations governing the extent (if any) to which the Award may be assigned or transferred, PROVIDED that awards shall not be assignable or transferable to any person who is not at the time of transfer a member of the Participant's immediate family or to any entity that is not established for the benefit of, or wholly-owned by, the Participant or a member or members of the Participant's immediate family;
iii) construe and interpret the Plan and all Award Agreements; iv) grant waivers of Plan restrictions; v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and
vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The powers of the Board or the Committee, as applicable, shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control (as set forth in Section 7 hereof) of Pathways, or (3) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

            (b) COMMITTEE ACTIONS. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

SECTION 6. DELEGATION OF AUTHORITY.

            The Board or the Committee may delegate to the Chief Executive Officer of Pathways and to other executive officers of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Board or the Committee may establish, except that neither the Board nor the Committee may delegate its authority with respect to (a) the selection of eligible persons as Participants in the Plan, (b) the granting or timing of Awards, (c) establishing the amount, terms and conditions of any such Award, (d) interpreting the Plan, any subplan or any Award Agreement or (e) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

SECTION 7. AWARDS.

            Subject to Sections 4 and 19 hereof, the Board or the Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction shall be deemed to be issued in accordance with the terms and conditions of the Plan. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Board or the Committee from time to time.

            All or part of any Award may be subject to conditions established by the Board or the Committee and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

            The Board or the Committee may determine to make any or all of the following Awards:

            (a) STOCK OPTIONS. A grant of a right to purchase a specified number of shares of Stock, at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, during a specified period, all as determined by the Board or the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Board or the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Board or the Committee.

            (b) STOCK APPRECIATION RIGHTS. A right to receive a payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if an SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of an SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee.

            (c) STOCK AWARDS. An Award made in Stock or denominated in units of Stock. The eventual amount, vesting or issuance of a Stock Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

            (d) CASH AWARDS. An Award made or denominated in cash. The eventual amount of a cash Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee.

            Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or the Committee may establish.

            Notwithstanding the provisions of the paragraphs of this Section 7, Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control of Pathways (i) as set forth in agreements between Pathways and certain of its officers, directors and key employees which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or (ii) as may otherwise be determined by the Board or the Committee under and in accordance with the terms and conditions of the Plan. "Change in Control" for purposes of the Plan shall mean a change in control of Pathways under such circumstances as shall be specified by (x) the Board or the Committee or (y) where applicable to any Awards granted under the Plan, by such agreements between Pathways and a Participant as (1) may have been entered into prior to the effective date of the Plan or (2) shall be entered into after the effective date of the Plan with, to the extent such an agreement is applicable to an Award, the approval of the Board or the Committee. A "Change in Control" may, without limitation, be deemed to have occurred if (A) any "person" or "group" of persons (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of Pathways representing 50.1% or more of the combined voting power of the then outstanding securities of Pathways, or (B) a change of more than 25% in the composition of the Board occurs within a two-year period, unless such change in composition was approved in advance by at least two-thirds of the previous directors.

SECTION 8. PAYMENT UNDER AWARDS.

            Payment by the Company pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Board or the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Board or the Committee, in its discretion, may, but is not obligated to, provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Board or the Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Board or the Committee to assure that such deferrals comply with applicable requirements of the Code.

            The Board or the Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

            At the discretion of the Board or the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.

SECTION 9. STOCK OPTION EXERCISE.

            The price at which shares of Stock may be purchased upon exercise of a stock option shall be paid in full at the time of the exercise, in cash or, if permitted by the Board or the Committee, by (a) tendering Stock or surrendering such option or another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company in a form determined by the Board or the Committee, or (c) any other means acceptable to the Board or the Committee. The Board or the Committee shall determine acceptable methods for tendering Stock or surrendering options or other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of a stock option, the Board or the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so tendered and any other restrictions as may be imposed by the Board or the Committee. The Board or the Committee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

SECTION 10. TAX WITHHOLDING.

            Unless otherwise expressly provided under the terms of any Award Agreement, the Company shall have the right to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Board or the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obligations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

SECTION 11. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION OF THE PLAN.

            The Board may amend, modify, suspend or terminate the Plan, or adopt subplans under the Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or
(b) for any other purpose permitted by law. Except as otherwise required by applicable law, no amendment to this Plan or any subplan established hereunder will require stockholder approval; PROVIDED, HOWEVER, that the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

SECTION 12. TERMINATION OF EMPLOYMENT.

            Except as otherwise set forth in an applicable Award Agreement or determined by the Board or the Committee, or as otherwise provided in paragraph
(a) or (b) of this Section 12, if a Participant's employment or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately.

            (a) RETIREMENT, RESIGNATION OR OTHER TERMINATION. If a Participant's employment or association with the Company terminates by reason of the Participant's retirement or resig-nation, or for any other reason (other than the Participant's death or disability), the Board or the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

            (b) DEATH OR DISABILITY.

                  (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Board or the Committee. All rights in respect of any such outstanding Awards shall pass in the following order: (A) to beneficiaries so designated in writing by the Participant; or if none, then (B) to the legal representative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as deter mined by the Board or the Committee.

                  (ii) If a Participant ceases to be employed by or associated with the Company because the Participant is deemed by the Company to be disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the termination of his employment or association with the Company, as may be specified in the Award Agreement or as may otherwise be determined by the Board or the Committee.

                  (iii) After the death or disability of a Participant, the
            Board or the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                            (iv) In the event of uncertainty as to the interpretation of, or controversies concerning, paragraph (b) of this
         Section 12, the Board's or the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

SECTION 13. NONASSIGNABILITY.

            (a) Except as provided for in paragraphs (a) and (b) of Section 12 hereof and paragraph (b) of this Section 13, and except as may otherwise be determined by the Board or the Committee (subject to paragraph (a)(ii) of Section 5 hereof and set forth in the applicable Award Agreement), no Award or any other benefit under the Plan, or any right with respect thereto, shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

            (b) If a Participant's employment or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12 hereof, the Board or the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Board or the Committee, to act on behalf of the Participant with respect to such Awards.

SECTION 14. ADJUSTMENTS.

            In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Board or the Committee shall adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for options or other Awards and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards.

SECTION 15. NOTICE.

            Any written notice to Pathways required by any of the provisions of the Plan shall be addressed to the Board, c/o the Secretary of Pathways, and shall become effective when received by the Secretary.

SECTION 16. UNFUNDED PLAN.

            Insofar as the Plan provides for Awards of cash or Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

SECTION 17. PAYMENTS TO TRUST.

            Notwithstanding the provisions of Section 16 hereof, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Board or the Committee may make payments of cash, or deposit shares of Stock, due or to become due under the Plan to Participants.

SECTION 18. NO RIGHT TO EMPLOYMENT.

            Neither the adoption of the Plan nor the granting of any Award shall confer on any Participant any right to continued employment or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

SECTION 19. GOVERNING LAW.

            The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the Governing Law. No Award shall be made under the Plan which is other than in conformity with the Governing Law and, in the event of a conflict between any for of Award Agreement and any provision of the Governing Law, the Award Agreement shall be deemed modified to the extent necessary to comply with the Governing Law.

SECTION 20. EFFECTIVE AND TERMINATION DATES.

            This Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of Pathways by the affirmative vote of the number of shares required by the Governing Law at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered. The Plan shall terminate on December 31, 2007, subject to earlier termination by the Board pursuant to Section 11 hereof, except as to Awards then outstanding.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              THE PATHWAYS GROUP, INC.
                PROXY - ANNUAL MEETING OF STOCKHOLDERS - JULY 11, 2000
                     PROXY SOLICITED BY THE BOARD OF DIRECTORS


    The undersigned, a stockholder of THE PATHWAYS GROUP, INC., a Delaware corporation (the "Company"), does hereby appoint CAREY F. DALY, II, CHARLES
W. DUNN and EDWARD L. MUELLER, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated on the reverse side, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Fountain Grove Inn, 101 Fountain Grove Parkway, Santa Rosa, California 95403, on July 11, 2000, at 9:00 A.M., Pacific Daylight Time, and at any adjournment or adjournments thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

              (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

      PLEASE MARK YOUR
A /X/ VOTES AS IN THIS
      EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND "FOR" PROPOSALS 2, 3, AND 4.



                                 WITHHELD
                   FOR ALL       FROM ALL
                  NOMINEES       NOMINEES
1: ELECTION
   OF              /  /           /  /
   DIRECTORS




NOMINEES:
To serve until the Annual Meeting of Stockholders in 2003:

  Linda S. Wing
  Robert E. Boeck




For, except vote withheld from the following nominees(s):

--------------------------------------------

--------------------------------------------


                                       FOR      AGAINST     ABSTAIN

2. PROPOSAL TO APPROVE THE 2000
   EMPLOYEE STOCK PURCHASE PLAN.       /  /      /  /        /  /

3. PROPOSAL TO APPROVE THE
   AMENDMENT TO THE AMENDED AND
   RESTATED STOCK INCENTIVE PLAN.     /  /      /  /        /  /

4. PROPOSAL TO RATIFY INDEPENDENT
   ACCOUNTANTS.                       /  /      /  /        /  /

5. To vote with discretionary authority with respect to all other matters which may come before the meeting.

   The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exericse all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated June 16, 2000, and a copy of the Annual Report for the fiscal year ended December 31, 1999.


   MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE /  /



Signature:_______________ Date:__________ Signature:______________ Date:________

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.